UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

current report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

SELECT MEDICAL HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34465	20-1764048
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices)  (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEM	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether either registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if either registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Select Medical Holdings Corporation (the “Company” or “Select Medical”) held a special meeting of its common stockholders (the “Special Meeting”) on June 26, 2026. A brief description of the matters voted upon at the Special Meeting and the results of the voting on such matters is set forth below. At the Special Meeting, there were present, online or represented by proxy, 102,299,245 shares of the Company’s common stock (the “Company Shares”), representing 82.54% of the 123,942,955 Company Shares outstanding and eligible to vote. This constituted a quorum for all matters to be presented at the Special Meeting. The record date for the Special Meeting was May 11, 2026.

Following the approval of the Merger Proposal (as defined below) at the Special Meeting, the Company, Parent and Merger Sub (each as defined below) anticipate the transactions contemplated by the Merger Agreement (as defined below), including the merger, will close on or about June 30, 2026.

The number of votes cast for and against, as well as the number of abstentions, with respect to each proposal presented at the Special Meeting were as follows:

Proposal 1: The Merger Proposal

The Merger Proposal is a proposal to adopt that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 2, 2026, as may be amended from time to time by and among the Company, Stallion Intermediate Corporation (“Parent”) and Stallion MergerSub Corporation (“Merger Sub”). The Merger Proposal required the affirmative vote of (i) holders of Company Shares representing a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon (“Majority Approval”) and (ii) holders of Company Shares representing a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon, excluding any Company Shares beneficially owned by Parent, Merger Sub, the Rollover Holders (as defined in the Merger Agreement) and their respective Affiliates, “associates” or members of their respective “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) (collectively, “Unaffiliated Stockholder Approval”).

	For:	Against:	Abstain:
Majority Approval	99,005,011	1,789,017	1,505,217
Unaffiliated Stockholder Approval	81,819,453	1,789,017	1,505,217

Proposal 2: The Compensation Proposal

The Compensation Proposal is a proposal to approve, on a non-binding, advisory basis, certain compensation that will or may become payable by the Company to its named executive officers that is based on or otherwise relates to the merger. The Compensation Proposal required the affirmative vote of a majority of the Company Shares present online or represented by proxy at the Special Meeting and entitled to vote thereon.

For:	Against:	Abstain:
52,322,733	48,410,193	1,566,319

Proposal 3: The Adjournment Proposal

In connection with the Special Meeting, the Company also solicited proxies with respect to the Adjournment Proposal, or a proposal to approve adjournments of the Special Meeting to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Merger Proposal. The Adjournment Proposal was rendered moot in light of the approval of the Merger Proposal.

Item 7.01	Regulation FD Disclosure.

On June 26, 2026, the Company issued a press release announcing the results of the special meeting. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01 in this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This communication contains forward-looking statements. Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “planned,” “objective,” “likely,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. Statements that describe or relate to Select Medical’s plans, goals, intentions, strategies, financial outlook, are examples of forward-looking statements. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of Select Medical’s control. Forward-looking statements are not guarantees of future performance and you should not place undue reliance on Select Medical’s forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause Select Medical’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the proposed merger will be consummated, and there are a number of risks and uncertainties that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including, without limitation: (1) the inability to consummate the proposed merger within the anticipated time period, or at all, due to any reason, including the failure to obtain any required regulatory approvals for the proposed merger or the failure to satisfy the other conditions to the consummation of the proposed merger; (2) the risk that the proposed merger disrupts Select Medical’s current plans and operations or diverts management’s attention from its ongoing business; (3) the effect of the announcement of the proposed merger and results of the Special Meeting on the ability of Select Medical to retain and hire key personnel and maintain relationships with those with whom it does business; (4) the effect of the announcement or pendency of the proposed merger on Select Medical’s operating results and business generally; (5) the significant costs, fees and expenses related to the proposed merger; (6) the risk that Select Medical’s stock price may decline significantly if the proposed merger is not consummated; (7) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed merger and instituted against Select Medical and/or their respective directors, executive officers or other related persons; (8) other risks that could affect Select Medical’s business, financial condition or results of operations, including those set forth in the Company’s most recent Annual Report on Form 10-K and any subsequent filings; and (9) other risks to the consummation of the proposed merger. Additional information concerning these and other factors can be found in Select Medical’s filings with the SEC, including Select Medical’s most recent annual report on Form 10-K. Select Medical does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated June 26, 2026, announcing the results of the Special Meeting.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION

Date: June 26, 2026	By:	/s/ John F. Duggan
John F. Duggan
Executive Vice President, General Counsel and Secretary